UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 2, 2023

McLaren Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41004	86-2419708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Michelson Drive, Suite 1700

Irvine, CA 92612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 989-4638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	MLAIU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	MLAI	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	MLAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 2, 2023, McLaren Technology Acquisition Corp. (the “Company”) issued a press release announcing that due to the Company’s inability to consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation (the “Amended Charter”), the Company intends to dissolve and liquidate in accordance with the provisions of the Amended Charter and will redeem all of the outstanding shares of Class A common stock that were included in the units issued in its initial public offering (the “Public Shares”), at a per-share redemption price of approximately $10.39 (without giving effect to any interest that may be withdrawn to pay for taxes and dissolution expenses).

As of the close of business on March 3, 2023, the Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount.

In order to provide for the disbursement of funds from the trust account, the Company has instructed the trustee of the trust account to take all necessary actions to liquidate the securities held in the trust account. The proceeds of the trust account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Record holders will receive their pro rata portion of the proceeds of the trust account by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within ten business days after March 3, 2023.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding Class B common stock issued prior to the Company’s initial public offering.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
99.1	Press Release, dated March 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2023
McLaren Technology Acquisition Corp.

	By:	/s/ Rajeev Nair
		Name:	Rajeev Nair
		Title:	Chief Financial Officer

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